                                                                   EXHIBIT 10.63

                                                               EXECUTION VERSION

                                SIXTH AMENDMENT
                              TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
               (FORMERLY KNOWN AS BEVERLY CALIFORNIA CORPORATION)
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                                      AND
                          THE NIPPON CREDIT BANK, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                           Dated as of July 25, 1995



                 THIS SIXTH AMENDMENT dated as of July 25, 1995 (this "Amendment"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("Borrower"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "Guarantors"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as hereinafter defined) pursuant to subsection
10.8 thereof, are referred to herein individually as a "Lender" and collectively as the "Lenders"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("Nippon"), as agent for the Lenders (in such capacity, the "Agent"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994, as further amended by that certain Third Amendment to Credit Agreement dated as of November 1, 1994, as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 1994, and as further amended by that certain Fifth Amendment to Credit Agreement dated as of December 30, 1994 (as so amended, the "Credit Agreement"), as set forth herein.

                                    RECITALS

                 WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

                 WHEREAS, Lenders and Agent have agreed to approve such amendments;
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                 WHEREAS, the Obligations of the Borrower under the Credit
Agreement are secured by the Collateral Documents, including inter alia, that certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated March 2, 1993 and filed on March 8, 1993, now appearing of record at Page 837 of Book 808 in the office of the Recorder of Crittenden County, Arkansas in favor of Nippon Credit Trust Company, as Collateral Agent (the "Collateral Agent") from Beverly Enterprises - Arkansas Inc., a Wholly-Owned Subsidiary of the Borrower (the "Arkansas Mortgage");

                 WHEREAS, the Borrower has requested the Lenders and the Agent to authorize the release by the Collateral Agent of the Arkansas Mortgage;

                 WHEREAS, the Lenders and the Agent are willing so to authorize the release of the Arkansas Mortgage upon the terms and subject to the conditions set forth herein, including the amendment of the Credit Agreement in certain respects and the grant by Beverly Enterprises - Arkansas Inc. in favor of the Collateral Agent of a first priority Lien in all the right, title and interest of Beverly Enterprises - Arkansas Inc. in and to that certain real property known as West Memphis Nursing and Rehabilitation, 800 West Broadway, West Memphis, Arkansas 72301 and more described in Annex "A" attached hereto (the "Replacement Arkansas Property");

                 WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

         1. Definitions. Interpretation. All capitalized terms defined above and elsewhere in this amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendment to Credit Agreement. Subject to conditions set forth in paragraph 5 hereof, the Credit Agreement is hereby amended as follows:

                 (a) The introductory paragraph is amended by deleting "BEVERLY CALIFORNIA CORPORATION" appearing in the third line

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         thereof and replacing it with "BEVERLY HEALTH AND REHABILITATION
         SERVICES, INC. (formerly known as Beverly California Corporation)."

                 (b) Subsection 1.1 is amended by changing the definition of "Borrower" set forth therein to read in its entirety as follows:

                          "Borrower" means Beverly Health and Rehabilitation
                 Services, Inc. (formerly known as Beverly California Corporation), a California corporation.

                 (c) Subsection 5.11(c) is amended by deleting such subsection in its entirety and replacing it with the following:

                          (c) Capital contributions to Beverly Funding Corp.,
                 if, after giving effect thereto, the aggregate capital of Beverly Funding Corp. does not exceed 25% of the maximum amount of Permitted Receivables Financing Securities that Beverly Funding Corp. is able to issue under its Receivables Financing Program as it may exist from time to time;

                 (d) Subsection 5.13 C. is amended by deleting such subsection in its entirety and replacing it with the following:

                          C. Neither BEI nor any of its Subsidiaries will create, assume or suffer to exist any Lien on any patient accounts receivable of BEI or any of its Subsidiaries that are rights to payment for goods sold or services rendered at any facility that constitutes a portion of the Collateral, except for Liens on patient accounts receivable of BEI and its Subsidiaries granted to secure Permitted Receivables Financing Securities; provided, that the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries over which such a Lien is granted, together, without duplication, with the net amount of all uncollected accounts receivable owing to BEI or any of its Subsidiaries that are assigned to secure such a Permitted Receivables Financing Securities shall not exceed at any time 175% of the aggregate principal amount of all Permitted Receivables Financing Securities then outstanding.

                 (e) Section 5.24 is amended by deleting such section in its entirety and replacing it with the following:

                 5.24     Permitted Receivables Financing Securities

                          The aggregate principal amount of all Permitted
                  Receivables Financing Securities outstanding at any time shall not exceed $100,000,000.

                 (f) Schedule C is amended by deleting such schedule in its entirety and replacing it with the new Schedule C set forth in Annex "B" attached hereto.

                 3.       RELEASE AND REPLACEMENT OF THE ARKANSAS MORTGAGE.

                          Upon the satisfaction of the conditions set forth in
Section 5, and upon the concurrent delivery by Beverly Enterprises - Arkansas Inc. to the Collateral Agent of a Mortgage in substantially the form of Annex "C" attached hereto the effect of which is to grant to the Collateral Agent a first priority Lien on the Replacement Arkansas Property (the "Replacement Arkansas Mortgage"), the Agent shall execute and deliver to the Collateral Agent a Collateral Release Request in the form of Annex "D" attached hereto.

                 4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment each of BEI and Borrower represents and warrants to the Agent and the Lenders that:

                          (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

                          (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

                          (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                          (d) The execution, delivery and performance of this Amendment, the Replacement Arkansas Mortgage, and the Credit Agreement as amended by this Amendment, by each Loan Party which is a party thereto are within the corporate power and authority of each such Loan Party and, as of the Sixth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment as of the Sixth Amendment Effective Date, are duly executed and delivered by each of such Loan Parties which is a party thereto and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Sixth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, and the Replacement Arkansas Mortgage will constitute, a valid and binding agreement of each applicable Loan Party, enforceable against each applicable Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                          (e) The execution and delivery by each applicable Loan Party of this Amendment and the Replacement Arkansas Mortgage, and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, and the Replacement Arkansas Mortgage, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under the Replacement Arkansas Mortgage and any of the other Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

                        (f) The execution and delivery by each applicable Loan Party of this Amendment and the Replacement Arkansas Mortgage, and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, and the Replacement Arkansas Mortgage, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                       (g) The Replacement Arkansas Mortgage and the other Collateral Documents, when executed and delivered in accordance with this Amendment, will create valid security interests in and mortgage liens on the Collateral purported to be covered thereby, which security interests and mortgage liens, when recorded or filed pursuant to the requirements hereof and in the credit Agreement, will remain perfected security interests and mortgage leins, prior to all Liens other than Permitted Liens.

                 5. CONDITIONS TO EFFECTIVENESS. Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Sixth Amendment Effective Date"):

                       (a) On or before the Sixth Amendment Effective Date, Borrower shall deliver to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Sixth Amendment Effective Date, duly executed and delivered by the parties thereto:

                             (i) Signature and incumbency certificates of each
                   of BEI, Borrower, Beverly Enterprises - Arkansas Inc. and each Subsidiary Guarantor of its respective officers executing this Amendment and/or the Replacement Arkansas Mortgage certified by such party's respective secretary or assistant secretary; and

                             (ii) Executed counterparts of this Amendment.

                       (b) On or before the Sixth Amendment Effective Date, the Borrower shall have delivered to the Agent the Replacement Arkansas Mortgage, duly executed by Beverly Enterprises - Arkansas Inc., together with the following:

                             (i) evidence satisfactory to the Agent of the
                   filing of proper financing statements and fixture filings duly filed under the Uniform Commercial Code (or any equivalent or similar legislation) in form and substance satisfactory to the Agent in each jurisdiction as may be reasonably necessary or desirable, in each case to effectively perfect the first priority security interests in the Replacement Arkansas Mortgage and any other Collateral created by the Replacement Arkansas Mortgage;

                             (ii) evidence satisfactory to the Agent of
                   the filing of amendments to that certain UCC-1 financing statement number 840810 filed with the Secretary of State of the State of Arkansas amending such financing statement to (a) release the security interest in the

              Collateral created by the Arkansas Mortgage and (b) include a first priority security interest in the Collateral created by the Replacement Arkansas Mortgage;

                    (iii) evidence that a counterpart of the Replacement Arkansas Mortgage has been duly recorded in all places that are reasonably necessary effectively to create a valid and enforceable first priority Lien on the Replacement Arkansas Property in favor of the Agent or the Collateral Agent subject only to Permitted Liens;

                    (iv) a title insurance policy with respect to the Replacement Arkansas Property in the form of an American Land Title Association Standard Loan Policy Form 1970, with ALTA Endorsement Form 1 coverage, insuring that on the Sixth Amendment Effective Date, Beverly Enterprises - Arkansas Inc. owns fee simple title to such real property and that the Replacement Arkansas Mortgage is a valid first priority Lien on such Replacement Arkansas Property in an amount equal to at least $2,400,000. Such title insurance policy shall contain CLTA Endorsements 100, 104, 110.9, 111.5, 116, 116.1 (for properties for which surveys presently exist), 116.4 and 123.2 (or ALTA Endorsements corresponding thereto) and CLTA Endorsements or ALTA Endorsements relating to usury, subdivisions, mortgagee's alien status, morgagee's conduct of business and tie-in provisions, to the extent available or applicable. Except as approved by the Agent in writing prior to the Sixth Amendment Effective Date, no such title insurance policy shall contain any survey exceptions, exceptions for rights of parties in possession, easements not of record or installments of taxes or special assessments (other than taxes and special assessments not then payable), or any other exceptions to coverage not approved by the Agent. Each such title insurance policy shall contain such reinsurance agreements as the Agent may reasonably require; and


                    (v) evidence of the insurance required by the terms of the Replacement Arkansas Mortgage.


              (c) On or before the Sixth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

                          (d) On or before the Sixth Amendment Effective Date,
                 the Borrower shall have caused payment to the Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment.

         6. Acknowledgment and Agreement of Guarantors. Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

         Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

         Each guarantor acknowledges and agrees that in addition to all the other waivers agreed to and made by Guarantor as set forth in the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound, and pursuant to the provisions of California Civil Code Section 2856, "Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise."

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the credit Agreement.

         7. APPRAISAL OF REPLACEMENT ARKANSAS PROPERTY. Within fifteen (15) days after the Sixth Amendment Effective Date, Borrower shall obtain and deliver to Agent an appraisal of the Replacement Arkansas Property in form, scope and substance satisfactory to Agent, to be conducted by an independent appraisal firm approved by Agent showing that the appraisal value of the Replacement Arkansas Property equals or exceeds the appraisal value of the real property on which the Agent had a first priority Lien pursuant to the Arkansas Mortgage.

         8. EFFECTIVENESS; COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 2) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

         9. FEES AND EXPENSES. The borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         10. EFFECT OF AMENDMENT. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

         11. APPLICABLE LAW. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.




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
           WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       BEI:

                                       BEVERLY ENTERPRISES, INC.


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       Borrower:

                                       BEVERLY HEALTH AND REHABILITATION
                                       SERVICES, INC.


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       Agent:

                                       THE NIPPON CREDIT BANK, LTD.,
                                       LOS ANGELES AGENCY,
                                       as Agent and as a Lender


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                        Lenders:

                                        THE NIPPON CREDIT BANK, LTD.,
                                        LOS ANGELES AGENCY,
                                        as Agent and as a Lender


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------

                                        TORONTO-DOMINION (TEXAS), INC.
                                        as a Lender


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------


                            [Signatures Continued]

                                         The Subsidiary Guarantors:

                                              American Transitional Care
                                              Centers of Texas, Inc.

                                              American Transitional Care
                                              Dallas-Ft. Worth, Inc.

                                              American Transitional Health
                                              Care, Inc.

                                              American Transitional
                                              Hospitals, Inc.

                                              American Transitional
                                              Hospitals of Indiana, Inc.

                                              American Transitional
                                              Hospitals of Oklahoma, Inc.

                                              American Transitional
                                              Hospitals of Tennessee, Inc.

                                              ATH Del Oro, Inc.

                                              ATH Heights, Inc.

                                              ATH Tucson, Inc.

                                              Beverly Enterprises -
                                               Alabama, Inc.

                                              Beverly Enterprises -
                                               Arkansas, Inc.

                                              Beverly Enterprises -
                                               Florida, Inc.

                                              Beverly Enterprises -
                                               Georgia, Inc.

                                              Beverly Enterprises
                                              Japan Limited

                                              Beverly Enterprises -
                                               Maryland, Inc.

                                              Beverly Enterprises -
                                               Massachusetts, Inc.

                                              Beverly Enterprises -
                                               Minnesota, Inc.

                                                Beverly Enterprises -
                                                 Mississippi, Inc.

                                                Beverly Enterprises -
                                                 Missouri, Inc.

                                                Beverly Enterprises -
                                                 Nebraska, Inc.

                                                Beverly Enterprises -
                                                 North Carolina, Inc.

                                                Beverly Enterprises -
                                                 Oregon

                                                Beverly Enterprises -
                                                 Wisconsin, Inc.

                                                Commercial Management,
                                                 Inc.

                                                Hallmark Convalescent
                                                 Homes, Inc.

                                                Hospital Facilities
                                                 Corporation

                                                Moderncare of Lumberton,
                                                 Inc.

                                                Nebraska City S-C-H, Inc.

                                                South Dakota - Beverly
                                                 Enterprises, Inc.

                                                Vantage Healthcare
                                                 Corporation

                                                AGI-Camelot, Inc.

                                                AGI-McDonald County
                                                 Health Care, Inc.

                                                Beverly Enterprises -
                                                 Arizona, Inc.

                                                Beverly Enterprises -
                                                 California, Inc.

                                                Beverly Enterprises -
                                                 Colorado, Inc.

                                                Beverly Enterprises -
                                                 Connecticut, Inc.

                                               Beverly Enterprises -
                                                Garden Terrace, Inc.

                                               Beverly Enterprises -
                                                Hawaii, Inc.

                                               Beverly Enterprises -
                                                Idaho, Inc.

                                               Beverly Enterprises -
                                                Illinois, Inc.

                                               Beverly Enterprises -
                                                Indiana, Inc.

                                               Beverly Enterprises -
                                                Kansas, Inc.

                                               Beverly Enterprises -
                                                Kentucky, Inc.

                                               Beverly Enterprises -
                                                Louisiana, Inc.

                                               Beverly Enterprises -
                                                Michigan, Inc.

                                               Beverly Enterprises -
                                                New Jersey, Inc.

                                               Beverly Enterprises -
                                                Ohio, Inc.

                                               Beverly Enterprises -
                                                Pennsylvania, Inc.

                                               Beverly Enterprises -
                                                South Carolina, Inc.

                                               Beverly Enterprises -
                                                Tennessee, Inc.

                                               Beverly Enterprises -
                                                Texas, Inc.

                                               Beverly Enterprises -
                                                Utah, Inc.

                                               Beverly Enterprises -
                                                Virginia, Inc.

                                               Beverly Enterprises -
                                                Washington, Inc.

                                            Beverly Enterprises -
                                             West Virginia, Inc.

                                            Beverly Indemnity, Ltd.

                                            Beverly Manor Inc. of
                                             Hawaii

                                            Beverly Savana Cay Manor,
                                             Inc.

                                            Columbia-Valley Nursing
                                             Home, Inc.

                                            Computran Systems, Inc.

                                            Continental Care Centers
                                             of Council Bluffs, Inc.

                                            Forest City Building Ltd.

                                            Home Medical Systems,
                                             Inc.

                                            Kenwood View Nursing
                                             Home, Inc.

                                            Liberty Nursing Homes,
                                             Incorporated

                                            Medical Arts Health
                                             Facility of
                                             Lawrenceville, Inc.

                                            Nursing Home Operators,
                                             Inc.

                                            Petersen Health Care,
                                             Inc.

                                            Pharmacy Corporation of
                                             America

                                            Salem No. 1, Inc.

                                            South Alabama Nursing
                                             Home, Inc.

                                            Taylor County Health
                                             Facility, Incorporated

                                            Alliance Health Services,
                                             Inc.

                                            Healthcare Prescription
                                             Services, Inc.

                                            Dunnington Drugs, Inc.

                                            Insta-Care Holdings, Inc.

                                        By: /s/ [ILLEGIBLE]
                                           ------------------------------------
                                        Title: Sr. Vice President and Treasurer
                                              ---------------------------------